UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 4, 2009
(Date of earliest event reported)
GSI COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16611 (Commission File No.)	04-2958132 (IRS Employer Identification No.)
935 First Avenue, King of Prussia, PA 19406
(Address of principal executive offices and zip code)
(610) 491-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
As required by a registration rights agreement we entered into in connection with the acquisition of Retail Convergence, Inc (“RCI”), we have filed a prospectus supplement to permit the former stockholders of RCI to resell up to 4,353,891 shares of GSI Commerce common stock that they received in the acquisition. The documents listed in Item 9.01(d) below are being filed herewith in connection with such prospectus supplement and our Registration Statement No. 333-163167.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Blank Rome LLP.
23.1	Consent of Blank Rome LLP (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.
By:	/s/ Michael R. Conn
Michael R. Conn
Executive Vice President, Finance and Chief Financial Officer

Dated: December 4, 2009

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Blank Rome LLP.
23.1	Consent of Blank Rome LLP (included in Exhibit 5.1).